John Hancock Funds II

Supplement dated June 1, 2015 to the current summary prospectus

Fundamental All Cap Core Fund (the fund)

Effective April 1, 2016, Walter T. McCormick will no longer serve as Portfolio Manager of the fund. Accordingly, all references to Walter T. McCormick as a portfolio manager to the fund will be removed from the prospectus. Emory W. Sanders, Jr. and Jonathan White will continue as portfolio managers of the fund. Through March 31, 2016, Messrs. McCormick, Sanders, and White are jointly and primarily responsible for the day-to-day management of the fund, after which only Messrs. Sanders and White will be jointly and primarily responsible for the day-to-day management of the fund.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.